SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report: October 3, 2005

(Date of Earliest Event Reported)

TRANSCONTINENTAL REALTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-09240	94-6565852
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1800 Valley View Lane, Suite 300

Dallas, Texas 75234

(Address of principal executive offices)

469-522-4200

(Registrant= s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

G Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

G Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

G Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

G Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Appointment of Principal Officer

Effective September 29, 2005, Steven A. Abney was appointed Executive Vice President, Chief Financial Officer, and Principal Acting Executive Officer of the Registrant. He is a certified public accountant with more than 20 years experience in commercial real estate accounting.  Prior to his appointment with the Registrant, Mr. Abney was employed for four years by CRT Properties, Inc. as Vice President, Finance and Chief Accounting Officer/Principal Financial Officer. Before joining CRT, he was Executive Vice President/Chief Financial Officer of Konover and Associates located in Connecticut.  Mr. Abney holds a Bachelor of Business Administration degree from Florida Atlantic University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

Dated: October 3, 2005 TRANSCONTINENTAL REALTY INVESTORS, INC.

By: /s/ Louis J. Corna

Louis J. Corna, Executive Vice President,

Tax and General Counsel and Secretary